Acquisition of OMNI BANCSHARES, Inc. February 22, 2011 Exhibit 99.2

Safe Harbor And 425 Language

Statements contained in this presentation which are not historical facts and which pertain to future operating results of IBERIABANK Corporation and its subsidiaries constitute “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in the Company’s periodic filings with the SEC.
In connection with the proposed merger, IBERIABANK Corporation will file a Registration Statement on Form S-4 that will contain a proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE URGED
TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN
IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents containing information about IBERIABANK Corporation and OMNI BANCSHARES, Inc., without charge, at the
SEC's web site at http://www.sec.gov. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus may also be obtained for free from the
IBERIABANK Corporation website,
www.iberiabank.com,
under the heading “Investor Information”.
This communication is not an offer to purchase shares of OMNI BANCSHARES, Inc. common stock, nor is it an offer to sell shares of IBERIABANK Corporation common stock which may be issued in any proposed merger with OMNI BANCSHARES, Inc. Any issuance of IBERIABANK Corporation common stock in any proposed merger with OMNI BANCSHARES, Inc. would have to be registered under the Securities Act of 1933, as amended, and such IBERIABANK Corporation common stock would be offered only by means of a prospectus complying with the Act.

Transaction Rationale

Lower-risk, in-market acquisition of a Greater New Orleans-based community bank
Attractive, established client base; complements our client base
Nearly doubles our distribution and market share in the New Orleans MSA
Adds 14 branches and approximately $646 million of deposits
Favorable small business and retail client mix
Enhances our ability to compete and capitalize on current market dislocation
Significant combination benefits including identified cost savings and opportunity to utilize our product set
Expected to be immediately accretive to net income and EPS, excluding one-time merger costs
Partial deployment of proceeds from common stock sold in March 2010
Maintains strong pro forma capital ratios
Anticipated high teens internal rate of return
Companies know one another well
Comprehensive due diligence including detailed credit analysis
Similar cultures and strong business fit
Proven track record of well-priced, well-integrated transactions
Compelling
Strategic
Rationale
Financially
Attractive
Low Risk

Transaction Overview
Consideration: Tax-free, stock-for-stock exchange
Fixed exchange ratio of 0.3313 share of IBKC common stock
for each OMNI share
(1)
Deal Value: $40 million
(2)
plus assume $24 million in trust preferred and
holding company debt
Valuation Multiples: Price / Tangible Book: 1.3x
Core Deposit Premium:  1.8%
Adjusted Core Deposit Premium
(3)
:  6.2%
Due Diligence: Completed comprehensive due diligence
Detailed loan and securities analysis
Required Approvals: OMNI shareholder approval
Customary regulatory approvals
Timing: Expected closing in second quarter of 2011

(1) Price collars up 5% (IBKC price greater than $60.53) and down 5% (IBKC price less than $54.77), at which points the stock consideration to OMNI shareholders becomes fixed
(2) Based on IBKC’s closing price of $57.17 per share as of February 18, 2011
(3) Adjusted core deposit premium calculation based on adjusted tangible book value which is equal to stated tangible book value less the after-tax credit mark on loans at close net of allowances

Overview
OMNI BANCSHARES, Inc.
Markets
5
Headquartered in Metairie (suburb
of New Orleans)
Bank founded in 1988 in response
to the need for a community-
oriented, community-involved
financial institution
Focused on needs-based selling to
attract, retain and deepen customer
relationships
Chairman & CEO Jim Hudson was
honored by the ABA as the
Community Banker of the Year for
quickly restoring banking operations
following Hurricane Katrina
13 branches in 5 New Orleans MSA
parishes and 1 branch in Baton
Rouge
Key MSAs: New Orleans, Baton
Rouge
Financial Highlights
Total Loans:  $525 million
Total Assets:  $735 million
Total Deposits:  $646 million
Total Equity: $31 million plus
$15 million trust preferred
At December 31, 2010

Strengthens Our Greater New Orleans Franchise
New Orleans MSA
Rank Company Branches Deposits
Mkt.
Share
1 Capital  One 60 $ 8.6          27%
2
Hancock/
Whitney
59 4.5 18
3 JPMorgan 38 4.2 16
4 Regions
34 2.4 9

Pro Forma
IBERIABANK
26 1.3 4
5 First NBC 15 1.1 3
6
Fidelity
Homestead
14 0.8 3
7 Gulf Coast 14 0.7 3
8 IBERIABANK
12 0.7 2
9 OMNI BANK 14 0.6 2
10 First Trust 8 0.5 2

Source: SNL Financial Deposit Data as of June 2010
IBERIABANK Branches
OMNI Branches

Greater New Orleans Area

Population:  1.2 million
2010-2015E Population Growth: 9%
Median Household Income: $43,000
2000-2010 HH Income Growth: 21%
2010-2015E HH Income Growth: 6%
Low Unemployment Rate: 7%
An American Fast City 2009 (Fast Company)
#2 employment market in the country
(Manpower)
3rd fastest wage-growth in the USA
(CareerBuilder.com)
8th on list of top cities for relocation
(Forbes.com)
New Orleans MSA Parishes:
Jefferson
Orleans
Plaquemines
St. Bernard
St. Charles
St. James
St. John the Baptist
St. Tammany
Corporate Headquarters or Significant
Operations:  Entergy, Pan American Life
Insurance, Pool Corp, Rolls-Royce, Newpark
Resources, AT&T, TurboSquid, iSeatz, IBM,
Navtech, Superior Energy Services, Exxon,
Chevron, BP, Shell
Port of New Orleans is the 5
th
largest port
in the U.S. and one of the busiest in the
world
Top three in the country in oil and gas
production
A top 50 research university, Tulane
University, is located in New Orleans

Greater New Orleans/Baton Rouge Distribution

Main Office – Metairie
Deposits: $175 million
Kenner Office
Deposits: $46 million
Mandeville Office (Northshore)
Deposits: $30 million
Harvey Office (West Bank)
Deposits: $38 million
Baton Rouge Office
Deposits: $37 million
Gretna Office (West Bank)
Deposits: $59 million

Diligence Scope
Credit Summary

Total 44 people over 3 weeks; credit
team was 10 people over 1 week
Reviewed approximately half of the
loan portfolio’s outstanding balances
Sampled 36% of OMNI’s $148 million
1-4 family residential loan portfolio
All loans are in-market loans
Primarily small business, retail and
institutional focus
No industry concentrations
Very granular loan portfolio
Credit mark: approximately $51 million (b/t)
Loan Portfolio Comments
Loan Portfolio Composition
(Include unfunded commitments)
Loans $ mm %Total #Notes Avg. ($000)
1-4 Family Residential
$148 26% 950 $156
1-4 Family HELOC 13 2 305 43
1-4 Family Construction
38 7 224 168
Construction/Land 53 9 230 230
CRE-Owner Occupied
122 21 306 398
CRE-Non-Owner Occup. 91 16 156 580
CRE-Multifamily 52 9 77 669
C&I
44 8 525 83
Consumer 7 1 741 10
Other Loans 8 1 100 85
Total Loans
$574 100% 3,114 $184

Merger -Related Costs
Costs And Synergies
Merger Considerations

Approximately $15 million in costs:
Pay all outstanding Change in Control
agreements totaling $3.4 million
$3.4 million in contract terminations
$1.7 million in severance/retention
$1.4 million lease terminations
$1.3 million in property costs
$3.8 million other merger-related costs
Costs incurred primarily between
merger announcement and conversion
Annual Synergies
Approximately $9 million annually:
$4.6 million in compensation/benefits
$1.9 million IT, equipment, outside services
$0.9 million in legal/professional fees
$1.6 million in other cost savings
No corporate or bank board seats
2 employment & 1 consulting agreement
Convert OMNI stock options to IBKC
options (remain out of the money)
No branch divestitures anticipated
Consolidate aggregate 5 offices

Financial Assumptions & Impact

Credit Mark: $51 million, pre-tax; 9% of total OMNI loans
Including prior NCOs, represents cumulative loss of 11% of
OMNI’s legacy portfolio
Other Marks: Estimated to be immaterial in aggregate
Cost Savings: Cost savings of approximately $9 million, pre-tax annually
Represents approximately 25% of OMNI’s operating
non-interest expenses
Fully achieved by the second half of 2012
Revenue synergies identified, but not included in
estimates
Merger Related Costs: Approximately $15 million, pre-tax
Conservative
Financial
Assumptions
Attractive
Financial
Impact
Immediately accretive to net income and EPS, excluding impact of merger-related costs
Slightly dilutive to tangible book value per share
Strong pro forma capital ratios: 9% Tangible Common Equity/ TA and 18% Tier 1 RBC
High teens IRR, well in excess of our cost of capital